SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2008

AVITAR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                   1-15695              06-1174053
                                                                                                   (State or other jurisdiction          (Commission       (IRS Employer
of incorporation)                 File Number)     Identification No.)

65 Dan Road, Canton, Massachusetts              02021
(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:       (781) 821-2440

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange
Act (17 CFR 240.14d-2(b))

o Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Certain Officer.

As part of the suspension of business operations and personnel reductions described in the Current Report on Form 8-K filed by the Company on May 5, 2008, the employment of the Company’s Chief Financial Officer, Jay Leatherman, ended on June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

Date:  July 3, 2008                    AVITAR, INC.

                                                    By: /s/  Peter P. Phildius
                                    Name:  Peter P. Phildius
                                                    Title:    Chairman & Chief Executive Officer